                                                                    Exhibit 10.2

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         This First Amendment to Loan and Security Agreement (the "First Amendment") is made as of this 5th day of May, 1999 by and between

                  BankBoston Retail Finance Inc. (in such capacity, herein the "AGENT"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "LENDERS", who are party to the Agreement (defined below)

                  and

                  Drug Emporium, Inc. (hereinafter, the "BORROWER"), a Delaware corporation with its principal executive offices at 155 Hidden Ravines Drive, Powell, Ohio 43065 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on October 28, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement (the "Agreement"); and

         WHEREAS, the Borrower, the Agent, and the Lender desire to amend certain of the provisions of the Agreement;

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrower as follows:

                  1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

                  2. AMENDMENT TO SECTION 5-12. Section 5-12 of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

                           5-12. The Borrower shall maintain a trailing/rolling
                  twelve (12) month Fixed Charge Ratio of not less than 1.15 to 1 (tested monthly). For the purposes of determining the Fixed Charge Ratio for fiscal years 2000 and 2001, the sum of up to $8,000,000.00 per year in Capital Expenditures shall be excluded in the calculation. There will be no such exclusion for the purposes of calculating the Fixed Charge Ratio in connection with the Libor Margin Pricing Grid.

                  3. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and effect.

                  4. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the
                  Lenders:

                  1. This First Amendment shall have been duly executed and delivered by the respective parties hereto.

                  2. No Suspension Event shall have occurred and be continuing.

                  3. The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

                  5. MISCELLANEOUS.

                           (a) This First Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (c) This First Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (d) Any determination that any provision of this
                  First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

                           (e) The Borrower shall pay on demand all costs and
                  expenses of the Agent, including, without limitation, reasonable attorneys' fees, in connection with the preparation, negotiation, execution and delivery of this First Amendment.

                           (f) The Borrower warrants and represents that the
                  Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this First Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this First Amendment.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Loan and Security Agreement to be executed by their duly authorized officers as a sealed instrument as of the date first above written.

                                                  DRUG EMPORIUM, INC.
                                                                    ("Borrower")

                                                  By: /s/MICHAEL P. LEACH
                                                     ---------------------------

                                                  Name: MICHAEL P. LEACH
                                                        ------------------------

                                                  Title: CHIEF FINANCIAL OFFICER
                                                         -----------------------

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                                                  BANKBOSTON RETAIL FINANCE INC.
                                                                       ("Agent")


                                                  By: /s/ James R. Dore
                                                     ---------------------------

                                                  Name: James R. Dore
                                                       -------------------------

                                                  Title: Vice President
                                                        ------------------------


                                  The "LENDERS"

                                                  BANKBOSTON RETAIL FINANCE INC.



                                                  By /s/ James R. Dore
                                                    ----------------------------

                                             Print Name: James R. Dore
                                                        ------------------------

                                                  Title: Vice President
                                                        ------------------------

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION



                                            By /s/ Michael J. Mckay
                                              ----------------------------------

                                       Print Name: Michael J. Mckay
                                                  ------------------------------

                                            Title: Duly Authorized Signatory
                                                  ------------------------------

                                            NATIONAL CITY COMMERCIAL
                                            FINANCE, INC.


                                            By /s/ Stanley J. Gregorin, Jr.
                                              ----------------------------------

                                       Print Name: Stanley J. Gregorin, Jr.
                                                  ------------------------------

                                            Title: Vice President
                                                  ------------------------------

                                            AMERICAN NATIONAL BANK AND
                                            TRUST COMPANY OF CHICAGO


                                            By /s/ M. Martha Gaskin
                                              ----------------------------------

                                       Print Name: M. Martha Gaskin
                                                  ------------------------------

                                            Title: Vice President
                                                  ------------------------------


                                            LASALLE BUSINESS CREDIT, INC.


                                            By /s/ Ellen T. Cook
                                              ----------------------------------

                                       Print Name: Ellen T. Cook
                                                  ------------------------------

                                            Title: Vice President
                                                  ------------------------------